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                                                                  EXHIBIT 10.5.3

                   FOURTH AMENDMENT TO AMENDED AND RESTATED
                       SERVICING SECURED CREDIT AGREEMENT
                       ----------------------------------

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED SERVICING SECURED CREDIT AGREEMENT (the "Amendment") is made and dated as of the 25th day of February, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, (all of the above individually a "Lender" and, collectively, the "Lenders"), FNBC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and HEADLANDS MORTGAGE COMPANY, a California corporation (the "Company").

                                    RECITALS

     A. Pursuant to that certain Amended and Restated Servicing Secured Credit Agreement dated as of August 29, 1997 among the Administrative Agent, the Lenders and the Company (as amended to date, the "Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

     B. The Company and the Lenders desire to amend certain provisions of the Agreement as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.  Modification of Certain Financial Covenants.   To reflect the agreement
         -------------------------------------------
of the parties hereto to modify certain of the financial covenants set forth in the Agreement, effective as of the Effective Date (as defined in Paragraph 6 below):

         (a) Paragraph 8(k) of the Agreement is hereby amended to read in its entirety as follows:

             "8(k)    Minimum Net Worth.    Permit at any date its consolidated:
                     -----------------

                    (1) Effective Net Worth to be less than the sum of (i) the greater of: (A) the amount equal to $40,000,000.00 plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year commencing with the year 1998, or (B) the amount equal to eighty percent (80%) of its consolidated Effective Net Worth as of the end of the month of occurrence of the initial public offering of the Company's common stock, minus such

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          reductions thereafter that may occur as a result of the final determination of the exact amount of the Shareholder Distribution, plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year (with the first year being a partial year commencing the month immediately following the month of occurrence of the initial public offering of the Company's common stock), plus (ii) following the date of consummation of the initial public offering of the Company's common stock, eighty percent (80%) of net proceeds from all subsequent public and private Subordinated Debt and equity offerings of the Company; or

                    (2) Adjusted Tangible Net Worth to be less than the sum of
          (i) the greater of: (A) the amount equal to $70,000,000.00 plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year commencing with the year 1998, or
          (B) the amount equal to eighty percent (80%) of its consolidated Adjusted Tangible Net Worth as of the end of the month of occurrence of the initial public offering of the Company's common stock, minus such reductions thereafter that may occur as a result of the final determination of the exact amount of the Shareholder Distribution, plus fifty percent (50%) of the Company's consolidated annual net income (if positive) earned each calendar year (with the first year being a partial year commencing the month immediately following the month of occurrence of the initial public offering of the Company's common stock), plus, (ii) following the consummation of the initial public offering of the Company's common stock, eighty percent (80%) of net proceeds from all subsequent public and private Subordinated Debt and equity offerings of the Company."

          (b) Paragraph 8(n) of the Agreement is hereby amended to read in its entirety as follows:

              "8(n)  Maximum Total Liabilities.  Permit its consolidated Total
                     -------------------------
          Liabilities at any date to exceed the sum of:

                     (1) One hundred percent (100%) of Cash and/or cash
            equivalents (excluding restricted cash), plus

                     (2) Ninety-eight percent (98%) of the outstanding principal balance of all Eligible Mortgage Loans (other than Eligible HELOC Assets, Eligible High LTV Mortgage Loans, Eligible Non-Conforming Mortgage Loans with a Loan-to-Value Ratio in excess of eighty percent (80%), which Eligible Non-Conforming Mortgage Loans are not covered by private mortgage insurance, and Eligible A- Mortgage Loans), plus

                     (3) Ninety-five percent (95%) of the outstanding principal balance of all Eligible HELOC Assets, plus

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                    (4) Ninety percent (90%) of the outstanding principal
            balance of all Eligible High LTV Mortgage Loans, plus

                    (5) Ninety-six percent (96%) of the outstanding principal
            balance of all Eligible Non-Conforming Mortgage Loans with a Loan-to-Value Ratio in excess of eighty percent (80%), which Eligible Non-Conforming Mortgage Loans are not covered by private mortgage insurance), plus

                    (6) Ninety-five percent (95%) of the outstanding principal balance of all Eligible A- Mortgage Loans, plus

                    (7) Eighty percent (80%) of:  (i) the outstanding principal balance of all Mortgage Loans excluded from the definition of "Eligible Mortgage Loan," and (ii) REO net of reserves, plus

                    (8) Eighty percent (80%) of its current advances and
            receivables, plus

                    (9) The lesser of: (i) seventy percent (70%) multiplied by the Quoted Market Value of the Eligible Servicing Portfolio, and
            (ii) one percent (1%) of the outstanding principal balance of the Eligible Servicing Portfolio, plus

                    (10) Seventy percent (70%) of all REMIC-related Mortgage-
            Backed Securities held for sale and marked to market quarterly (as shown on the Company's financial statements), plus

                    (11) Fifty percent (50%) of:  (i) all other securities held for investment (net of reserves), and (ii) excess servicing (as shown on the Company's financial statements).

          Capitalized terms used in this Paragraph 8(n) and not otherwise defined herein shall have the meanaings given such terms in the Warehousing Agreement."

     2.  Permitted Other Debt.  To reflect the agreement of the parties hereto
         --------------------
to eliminate any dollar restriction on the amount of Indebtedness which the Company may owe under repurchase agreements, effective as of the Effective Date,

Exhibit K to the Agreement is hereby replaced by Replacement Exhibit K attached
---------                                        ---------------------
hereto.

     3.  Approved Repo Lenders.  To reflect the agreement of the parties hereto
         ---------------------
to approve the inclusion of an additional Approved Repo Lender and to reflect certain name changes of existing Approved Repo Lenders, effective as of the Effective Date, the current schedule of Approved Repo Lenders is hereby amended and restated in its entirety in the form attached hereto as Amendment Exhibit A.
                                                            -------------------

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     4.  Reaffirmation of Other Loan Documents.  The Company hereby affirms and
         -------------------------------------
agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Administrative Agent, the Collateral Agent or the Lenders under the Agreement, the Security Agreement or any other Loan Document, (b) the term "Obligations" as defined in Paragraph 12 of the Agreement includes, without limitation, the Obligations of the Company under the Agreement as amended by this Amendment, (c) the Security Agreement remains in full force and effect and such agreement constitutes a continuing first priority security interest in and lien upon the Collateral, and (d) for any and all purposes, any reference to the Agreement following the effective date of this Amendment shall constitute a reference to the Agreement as amended to date, including, without limitation, by this Amendment.

     5.  Modification of Related Documents.  All reports and other forms
         ---------------------------------
utilized in connection with the day-to-day operations of the credit facility evidenced by the Agreement shall be deemed modified consistent with the provisions of this Amendment.

     6.  Effective Date.  The amendments set forth above shall be effective on
         --------------
the earliest date (the "Effective Date") upon which the Administrative Agent has received (a) duly executed copies of this Amendment from each of the Lenders, the Administrative Agent, the Collateral Agent and the Company, (b) such board resolutions, incumbency certificates and other additional documentation as the Administrative Agent may request in connection herewith, and (c) for distribution to each of the Lenders an amendment fee of one thousand five hundred dollars ($1,500) per Lender.

     7.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Administrative Agent and the Lenders as follows:

          (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Amendment will not violate any Requirement of Law or Contractual Obligation or require any consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority.

          (b) At and as of the date of execution hereof and at and as of the Effective Date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

     8.  No Other Amendment.  Except as expressly amended herein, the Loan
         ------------------
Documents shall remain in full force and effect as currently written.

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     9.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                          HEADLANDS MORTGAGE COMPANY,
                          a California corporation


                          By:
                             -------------------------------
                          Name:
                             -------------------------------
                          Title:
                             -------------------------------


                          THE FIRST NATIONAL BANK OF CHICAGO,
                          a national banking association, as Administrative Agent and a Lender


                          By:
                             -------------------------------
                          Name:
                             -------------------------------
                          Title:
                             -------------------------------


                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                          ASSOCIATION,
                          a national banking association, as a Lender


                          By:
                             -------------------------------
                          Name:
                             -------------------------------
                          Title:
                             -------------------------------


                          THE BANK OF NEW YORK,
                          a banking corporation organized under
                          the laws of the State of New York, as a Lender


                          By:
                             -------------------------------
                          Name:
                             -------------------------------
                          Title:
                             -------------------------------

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                                                           REPLACEMENT EXHIBIT K
                                                           ---------------------


                                  SCHEDULE OF
                              PERMITTED OTHER DEBT
                                      AND
                        (*) PERMITTED OTHER SECURED DEBT
                           (AS OF FEBRUARY 25, 1998)

  1. Indebtedness owed under repurchase agreements and gestation repurchase credit facilities entered into by the Company from time to time with Approved Repo Lenders.

  2. Indebtedness owed under any servicing secured facility (including the Servicing Secured Credit Agreement) in an aggregate amount not to exceed at any one time outstanding $30,000,000.00.*

  3. Indebtedness owed under credit facilities entered into by and between the Company and Residential Funding Corporation ("RFC") from time to time secured by Mortgage Loans that are delinquent or in foreclosure or subject to a Take-Out Commitment issued by RFC, manufactured housing loans and REO properties in an aggregate amount not to exceed at any one time outstanding $15,000,000.00.*

  4. Indebtedness owed under any deposit-backed interest rate exchange agreements and/or investment arbitrage lines, entered into in the ordinary course of business.*

  5. Indebtedness of HMSI to third party lenders in an amount not to exceed $5,000,000.00 in the aggregate at any time outstanding, the proceeds of which Indebtedness shall be used by HMSI to finance advance receivables.*

  6. Indebtedness of HMSI secured by liens on the retained interests in securitizations of HMSI in connection with yield maintenance arrangements on securities issued through HMSI.

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                                                             AMENDMENT EXHIBIT A
                                                             -------------------

                                  SCHEDULE OF
                             APPROVED REPO LENDERS

      [To be provided by the Company and approved by the Majority Lenders]

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